Exhibit 10.14

FIRST AMENDMENT
TO THE
INGERSOLL-RAND COMPANY
SUPPLEMENTAL PENSION PLAN

(AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2003)

WHEREAS, Ingersoll-Rand Company (the "Company") maintains the restated Ingersoll-Rand Company Supplemental Pension Plan (the "Supplemental Pension Plan") to provide certain employees of the Company with pension benefits that are supplemental to the qualified pension plans maintained by the Company; and

WHEREAS, the Company reserved the right to amend the Supplemental Pension Plan pursuant to Section 4.1 of the Supplemental Pension Plan; and

WHEREAS, the Company desires to amend the Supplemental Pension Plan;

NOW THEREFORE, the Supplemental Pension Plan is hereby amended effective as of May 29, 2003 as follows:

1.               Section 3.1 of the Supplemental Pension Plan is hereby amended in its entirety to read as follows:

"3.1            Payment of Benefits.

                 (a)        Benefits payable under this Supplemental Pension Plan shall be made in the event of termination of employment by reason of death, disability, retirement or otherwise.  Benefits shall be payable solely in the form of a lump sum.

                (b)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after January 1, 2003 but before May 29, 2003, the lump sum amount payable to an Employee, other than a "grandfathered" Employee as described in
                             Section 3.1(c) hereof, shall be the lump sum value of the single life annuity determined under
                             Section 1.1 hereof as of the Employee's Determination Date.  For purposes of this Section
                             3.1, the lump sum value shall be determined in the same manner as lump sum distributions are determined under the Qualified Pension Plan.  Such benefit shall be paid on the Payment
                             Date which shall be as soon as administratively practicable following the Employee's termination of employment with the Company.  However, an Employee who is a participant in the Ingersoll-Rand Company Elected Officers Supplemental Program or the Ingersoll-
                            Rand Company Key Management Supplemental Program may file a deferral election under the Deferral Plan at least one year in advance of such termination of employment to defer the payment under the Deferral Plan.

                (c)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after January 1, 2003 but before May 29, 2003, the lump sum amount payable to a "grandfathered" Employee, shall be the Actuarial Equivalent value of the single life annuity determined under Section 1.1 hereof as of the Employee's Determination
                             Date.  For purposes of this Section 3.1, Actuarial Equivalent means an amount having equal value when computed on the basis of the 1983 Group Annuity Mortality Table (blended)
                             and an interest rate equal to the average of the monthly rates for ten year constant maturities for US Treasury Securities for the twelve-month period immediately preceding the month prior to the month in which the Employee's Determination Date occurs, such rate as quoted by the Federal Reserve.

                            Such "grandfathered" Employee's benefit shall be paid on the Payment Date, together with interest accrued thereon from the Determination Date, (1) if the assets are held in trust, then at the interest rate of the trust, or (2) if the assets are not held in trust, at the then current earnings rate of the money market investment designated by the Committee under the
                            Ingersoll-Rand Company Employee Savings Plan.  A "grandfathered" Employee's Payment
                            Date shall be the later of (1) the first business day of the year following the Determination
                            Date, or (2) the first business day of the sixth month following the Determination Date, unless such "grandfathered" Employee has a deferral election under the Deferral Plan on file at least one year in advance of the Employee's termination of employment date.

                            Notwithstanding the foregoing, a "grandfathered" Employee who terminates employment on or after January 1, 2003 but before May 29, 2003, may elect within the 30-day period immediately preceding his termination of employment date to have his benefit determined as of such date, however the interest rate used to determine the Actuarial Equivalent benefit payable in a lump sum shall be the interest rate equal to the 10-Year Treasury Note rate as published in the New York Times in the Key Rate Table under the Credit Market Section, or, if such rate is unavailable, as provided by Telerate as of the business day immediately preceding the date payment is made to the Employee.  In the event a "grandfathered"
                            Employee elects to have his benefit determined under this paragraph, no interest will be payable from the Employee's termination of employment date until the date of distribution.

                            A "grandfathered" Employee is an Employee who is a participant in the Ingersoll-Rand
                            Company Elected Officers Supplemental Program or the Ingersoll-Rand Company Key
                            Management Supplemental Program and who terminates employment with the Company prior to May 29, 2003.

                (d)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after May 29, 2003, the lump sum amount payable to an
                             Employee, shall be the lump sum value of the single life annuity determined under Section 1.1 hereof as of the Employee's Determination Date.  For purposes of this Section 3.1, the lump sum value shall be determined in the same manner as lump sum distributions are determined under the Qualified Pension Plan.  Such benefit shall be paid on the Payment Date, together with interest accrued thereon from the Determination Date, (1) if the assets are held in trust, then at the interest rate of the trust, or (2) if the assets are not held in trust, at an interest rate as quoted by the Federal Reserve, equal to the average of the monthly rates for ten year constant maturities for US Treasury Securities for the twelve month period immediately preceding the month prior to the month in which the Employee's Determination Date occurred.  An Employee's Payment Date shall be the later of (1) the first business day of the year following the Determination Date, or (2) the first day of the sixth month following the
                             Determination Date.  However, an Employee who is a participant in the Ingersoll-Rand
                             Company Elected Officers Supplemental Program or the Ingersoll-Rand Company Key
                             Management Supplemental Program may file a deferral election under the Deferral Plan at least one year in advance of such termination of employment to defer the payment under the
                             Deferral Plan.

                (e)        In the event a valid deferral election is made under the Deferral Plan, the lump sum amount that would have otherwise been payable under this Supplemental Pension Plan shall be credited to the Deferral Plan as soon as practicable after the Determination Date."

2.                  Except as provided herein, the Supplemental Pension Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative this 9th day of June, 2003.

                                                                             INGERSOLL-RAND COMPANY

                                                                             By: /s/ Sharon Elliot
                                                                             Sharon Elliot
                                                                             Senior Vice President
                                                                             Human Resources